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                                                                    EXHIBIT 32.1


                           JORDAN VALLEY HOSPITAL, LP

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Jordan Valley Hospital, LP (the "Company") on Form 10-Q for the period ending June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), each of the undersigned certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                        /s/ Bryanie Swilley
                                        ----------------------------------------
                                        Bryanie Swilley
                                        Chief Executive Officer - Jordan Valley
                                        Hospital of IASIS Healthcare Holdings,
                                        Inc., General Partner of
                                        Jordan Valley Hospital, LP
                                        August 29, 2003


                                        /s/ Benjamin Cluff
                                        ----------------------------------------
                                        Benjamin Cluff
                                        Chief Financial Officer - Jordan Valley
                                        Hospital of IASIS Healthcare Holdings,
                                        Inc., General Partner of
                                        Jordan Valley Hospital, LP
                                        August 29, 2003


A signed original of this written statement required by Section 906 has been provided to Jordan Valley Hospital, LP and will be retained by Jordan Valley Hospital, LP and furnished to the Securities and Exchange Commission or its staff upon request.